UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010 (April 9, 2010)

China High Technology Acquisition Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-53858	98-0644302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27th Floor, Profit Plaza No.76 West HuangPu Road Guangzhou, PRC	510000
(Address of principal executive offices)	(Zip Code)

+86-203-847-0450

 (Registrant’s telephone number, including area code)

None

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

China High Technology Acquisition Corp. (the “Company”) is filing this amendment on Form 8-K/A (“Amendment No. 1”) in order to amend and clarify certain information provided in Item 4.01(2) of the Company’s Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on April 14, 2010 in response to certain comments received by the Securities and Exchange Commission with reference to the Form 8-K.

Item 4.01 Change in Registrant’s Certifying Accountant.

(2)   In the Form 8-K, the Company disclosed that on April 9, 2010, the Company engaged Friedman LLP (“Friedman”) as its new independent certifying public accountant. The engagement of Friedman was approved by the Company’s board of directors. During the two most recent fiscal years and the interim period preceding the engagement of Friedman, the Company has not consulted with Friedman regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Friedman or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description

*3.1	Certificate of Incorporation
*3.2	Bylaws

*   FILED AS AN EXHIBIT TO THE COMPANY’S GENERAL FORM FOR REGISTRATION OF SECURITIES ON FORM 10, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2009 AND INCORPORATED HEREIN BY THIS REFERENCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China High Technology Acquisition Corp.

Date: April 23, 2010

By: /s/ Gao Qian

Gao Qian

President and Director